EX-99.1

Non-GAAP Financial Measures

In addition to McAfee’s results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company believes the following non-GAAP measures presented in this presentation are useful in evaluating its operating performance: adjusted cost of sales, adjusted gross profit, adjusted sales and marketing expense, adjusted research and development expense, adjusted general and administrative expense, adjusted operating expense, adjusted operating income, adjusted interest expenses and other, net, adjusted income before income tax expense, adjusted provision for income tax expense, adjusted net income, adjusted net income excluding impact of foreign exchange, and adjusted EBITDA. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. A reconciliation has been provided in this presentation for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Readers are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

This presentation includes historical results, for the periods presented, of Foundation Technology Worldwide LLC, the predecessor McAfee Corp. for financial reporting purposes. The financial results of McAfee Corp. have not been included in this presentation as it is a recently incorporated entity and had no material assets or liabilities and no material business transactions or activities during the periods presented. Accordingly, these historical results do not purport to reflect what the results of operations of McAfee Corp. or Foundation Technology Worldwide LLC would have been had the IPO and related recapitalization transactions occurred prior to such periods.

Foundation Technology Worldwide LLC

Condensed Consolidated Statements of Operations – Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net revenue	$637	$654	$662	$682	$685	$716	$728
Cost of sales	214	215	203	211	204	206	209
Gross profit	423	439	459	471	481	510	519
Gross margin percentage	66.4%	67.1%	69.3%	69.1%	70.2%	71.2%	71.3%
Operating expenses:
Sales and marketing	193	190	184	203	174	174	186
Research and development	94	99	96	91	94	92	88
General and administrative	59	64	72	77	78	60	62
Amortization of intangibles	58	55	55	54	55	55	55
Restructuring charges	12	3	(1)	8	9	-	-
Total operating expenses	416	411	406	433	410	381	391
Operating income	7	28	53	38	71	129	128
Operating margin percentage	1.1%	4.3%	8.0%	5.6%	10.4%	18.0%	17.6%
Other Expense:
Interest expense and other, net	(70)	(73)	(76)	(76)	(75)	(75)	(73)
Foreign exchange gain (loss), net	13	(12)	43	(24)	11	(17)	(43)
Income before income taxes	(50)	(57)	20	(62)	7	37	12
Provision for income tax expense	17	22	29	19	(2)	15	12
Net income (loss)	$(67)	$(79)	$(9)	$(81)	$9	$22	$-

Foundation Technology Worldwide LLC

Adjusted Condensed Consolidated Statements of Operations – Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net revenue	$637	$654	$662	$682	$685	$716	$728
Adjusted cost of sales	149	153	142	148	143	154	157
Adjusted gross profit	488	501	520	534	542	562	571
Adjusted gross margin percentage	76.6%	76.6%	78.5%	78.3%	79.1%	78.5%	78.4%
Adjusted operating expenses:
Adjusted sales and marketing	187	186	182	197	171	172	184
Adjusted research and development	88	94	90	85	91	89	87
Adjusted general and administrative	44	49	53	55	51	52	47
Total adjusted operating expenses	319	329	325	337	313	313	318
Adjusted operating income	169	172	195	197	229	249	253
Adjusted operating margin percentage	26.5%	26.3%	29.5%	28.9%	33.4%	34.8%	34.8%
Other Expense:
Adjusted interest expense and other, net	(67)	(68)	(71)	(72)	(70)	(71)	(68)
Foreign exchange gain (loss), net	13	(12)	43	(24)	11	(17)	(43)
Adjusted income before income taxes	115	92	167	101	170	161	142
Adjusted provision for income tax expense	18	26	18	17	12	16	13
Adjusted net income	$97	$66	$149	$84	$158	$145	$129

Adjusted net income excluding impact of foreign exchange	$84	$78	$106	$108	$147	$162	$172

Foundation Technology Worldwide LLC

GAAP to Non-GAAP Reconciliations – Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted Cost of Sales
GAAP cost of sales expense	$214	$215	$203	$211	$204	$206	$209
Amortization	(63)	(61)	(61)	(63)	(61)	(52)	(52)
Equity-based compensation	(1)	-	-	-	-	-	-
Cash in lieu of equity awards(1)	(1)	(1)	-	-	-	-	-
Adjusted cost of sales expense	$149	$153	$142	$148	$143	$154	$157

Adjusted Gross Profit
GAAP gross profit	$423	$439	$459	$471	$481	$510	$519
Amortization	63	61	61	63	61	52	52
Equity-based compensation	1	-	-	-	-	-	-
Cash in lieu of equity awards(1)	1	1	-	-	-	-	-
Adjusted gross profit	$488	$501	$520	$534	$542	$562	$571

Adjusted Sales and Marketing
GAAP sales and marketing expense	$193	$190	$184	$203	$174	$174	$186
Equity-based compensation	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Cash in lieu of equity awards(1)	(2)	(2)	(1)	(1)	(1)	(1)	(1)
Transformation initiatives(5)	(3)	(1)	-	(1)	-	-	-
Executive severance(6)	-	-	-	(3)	(1)	-	-
Adjusted sales and marketing expense	$187	$186	$182	$197	$171	$172	$184

Adjusted Research and Development
GAAP research and development expense	$94	$99	$96	$91	$94	$92	$88
Equity-based compensation	(4)	(2)	(3)	(3)	(1)	(2)	(1)
Cash in lieu of equity awards(1)	(2)	(3)	(2)	(2)	(2)	(1)	-
Transformation initiatives(5)	-	-	(1)	(1)	-	-	-
Adjusted research and development expense	$88	$94	$90	$85	$91	$89	$87

Foundation Technology Worldwide LLC

GAAP to Non-GAAP Reconciliations – Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted General and Administrative
GAAP general and administrative expense	$59	$64	$72	$77	$78	$60	$62
Equity-based compensation	-	(3)	(3)	(2)	(13)	(1)	(4)
Cash in lieu of equity awards(1)	-	-	(1)	(1)	-	-	-
Acquisition and integration costs(2)	(6)	(6)	(6)	(5)	(2)	(2)	(2)
Management fees(4)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Transformation initiatives(5)	(4)	(3)	(7)	(12)	(8)	(2)	(7)
Executive severance(6)	-	-	-	-	(2)	(1)	-
Implementation costs for ASC 606	(3)	(1)	-	-	-	-	-
Adjusted general and administrative expense	$44	$49	$53	$55	$51	$52	$47

Adjusted Amortization of Intangibles
GAAP amortization of intangibles	$58	$55	$55	$54	$55	$55	$55
Amortization of intangibles adjustment	(58)	(55)	(55)	(54)	(55)	(55)	(55)
Adjusted amortization of intangibles	$-	$-	$-	$-	$-	$-	$-

Adjusted Restructuring Charges
GAAP restructuring charges	$12	$3	$(1)	$8	$9	$-	$-
Restructuring charges adjustment	(12)	(3)	1	(8)	(9)	-	-
Adjusted restructuring charges	$-	$-	$-	$-	$-	$-	$-

Foundation Technology Worldwide LLC

GAAP to Non-GAAP Reconciliations – Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted Operating Expenses
GAAP total operating expenses	$416	$411	$406	$433	$410	$381	$391
Amortization	(58)	(55)	(55)	(54)	(55)	(55)	(55)
Equity-based compensation	(5)	(6)	(7)	(6)	(15)	(4)	(6)
Cash in lieu of equity awards(1)	(4)	(5)	(4)	(4)	(3)	(2)	(1)
Acquisition and integration costs(2)	(6)	(6)	(6)	(5)	(2)	(2)	(2)
Restructuring and transition(3)	(12)	(3)	1	(8)	(9)	-	-
Management fees(4)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Transformation initiatives(5)	(7)	(4)	(8)	(14)	(8)	(2)	(7)
Executive severance(6)	-	-	-	(3)	(3)	(1)	-
Implementation costs for ASC 606	(3)	(1)	-	-	-	-	-
Adjusted operating expenses	$319	$329	$325	$337	$313	$313	$318

Adjusted Operating Income
GAAP operating income	$7	$28	$53	$38	$71	$129	$128
Amortization	121	116	116	117	116	107	107
Equity-based compensation	6	6	7	6	15	4	6
Cash in lieu of equity awards(1)	5	6	4	4	3	2	1
Acquisition and integration costs(2)	6	6	6	5	2	2	2
Restructuring and transition(3)	12	3	(1)	8	9	-	-
Management fees(4)	2	2	2	2	2	2	2
Transformation initiatives(5)	7	4	8	14	8	2	7
Executive severance(6)	-	-	-	3	3	1	-
Implementation costs for ASC 606	3	1	-	-	-	-	-
Adjusted operating income	$169	$172	$195	$197	$229	$249	$253

Foundation Technology Worldwide LLC

GAAP to Non-GAAP Reconciliations – Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted Interest Expense and Other, net
GAAP interest expense and other, net	$(70)	$(73)	$(76)	$(76)	$(75)	$(75)	$(73)
Amortization of debt issuance costs	3	5	5	4	5	4	5
Adjusted interest expense and other, net	$(67)	$(68)	$(71)	$(72)	$(70)	$(71)	$(68)

Adjusted Income Before Income Tax Expense
GAAP income before income tax expense	$(50)	$(57)	$20	$(62)	$7	$37	$12
Amortization of debt issuance costs	3	5	5	4	5	4	5
Amortization	121	116	116	117	116	107	107
Equity-based compensation	6	6	7	6	15	4	6
Cash in lieu of equity awards(1)	5	6	4	4	3	2	1
Acquisition and integration costs(2)	6	6	6	5	2	2	2
Restructuring and transition(3)	12	3	(1)	8	9	-	-
Management fees(4)	2	2	2	2	2	2	2
Transformation initiatives(5)	7	4	8	14	8	2	7
Executive severance(6)	-	-	-	3	3	1	-
Implementation costs for ASC 606	3	1	-	-	-	-	-
Adjusted income before income tax expense	$115	$92	$167	$101	$170	$161	$142

Adjusted Provision for Income Tax Expense
GAAP provision for income tax expense	$17	$22	$29	$19	$(2)	$15	$12
Adjustment to provision for income tax expense(7)	1	4	(11)	(2)	14	1	1
Adjusted provision for income tax expense	$18	$26	$18	$17	$12	$16	$13

Foundation Technology Worldwide LLC

GAAP to Non-GAAP Reconciliations – Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted Net Income and Adjusted Net Income Excluding Impact of Foreign Exchange
GAAP net income	$(67)	$(79)	$(9)	$(81)	$9	$22	$-
Amortization of debt issuance costs	3	5	5	4	5	4	5
Amortization	121	116	116	117	116	107	107
Equity-based compensation	6	6	7	6	15	4	6
Cash in lieu of equity awards(1)	5	6	4	4	3	2	1
Acquisition and integration costs(2)	6	6	6	5	2	2	2
Restructuring and transition(3)	12	3	(1)	8	9	-	-
Management fees(4)	2	2	2	2	2	2	2
Transformation initiatives(5)	7	4	8	14	8	2	7
Executive severance(6)	-	-	-	3	3	1	-
Implementation costs for ASC 606	3	1	-	-	-	-	-
Adjustment to provision for income taxes(7)	(1)	(4)	11	2	(14)	(1)	(1)
Adjusted net income	$97	$66	$149	$84	$158	$145	$129
GAAP foreign exchange loss (gain), net	(13)	12	(43)	24	(11)	17	43
Adjusted net income excluding impact of foreign exchange	$84	$78	$106	$108	$147	$162	$172

Foundation Technology Worldwide LLC

GAAP to Non-GAAP Reconciliations – Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted EBTIDA
GAAP net income	$(67)	$(79)	$(9)	$(81)	$9	$22	$-
Amortization	121	116	116	117	116	107	107
Equity-based compensation	6	6	7	6	15	4	6
Cash in lieu of equity awards(1)	5	6	4	4	3	2	1
Acquisition and integration costs(2)	6	6	6	5	2	2	2
Restructuring and transition(3)	12	3	(1)	8	9	-	-
Management fees(4)	2	2	2	2	2	2	2
Transformation initiatives(5)	7	4	8	14	8	2	7
Executive severance(6)	-	-	-	3	3	1	-
Implementation costs for ASC 606	3	1	-	-	-	-	-
GAAP interest expense and other, net	70	73	76	76	75	75	73
GAAP provision for income tax expense	17	22	29	19	(2)	15	12
GAAP foreign exchange loss (gain), net	(13)	12	(43)	24	(11)	17	43
Depreciation	16	16	15	19	16	13	13
Other expense	-	-	-	-	-	-	(1)
Adjusted EBITDA	$185	$188	$210	$216	$245	$262	$265

Foundation Technology Worldwide LLC – Consumer Segment

Condensed Consolidated Statements of EBITDA– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net revenue	$314	$320	$322	$347	$354	$383	$395
Cost of sales	91	97	90	94	96	106	107
Gross profit	223	223	232	253	258	277	288
Gross margin percentage	71.0%	69.7%	72.0%	72.9%	72.9%	72.3%	72.9%
Operating expenses:
Sales and marketing	63	66	67	80	56	75	84
Research and development	34	35	33	32	36	35	34
General and administrative	21	23	25	26	32	27	28
Amortization of intangibles	38	36	36	35	36	36	36
Restructuring charges	2	1	-	1	1	-	-
Total operating expenses	158	161	161	174	161	173	182
Operating income	65	62	71	79	97	104	106
Operating margin percentage	20.7%	19.4%	22.0%	22.8%	27.4%	27.2%	26.8%
Other Expense:
Depreciation	6	6	5	8	6	5	4
EBITDA	$71	$68	$76	$87	$103	$109	$110

Foundation Technology Worldwide LLC – Consumer Segment

Adjusted Condensed Consolidated Statements of EBITDA– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net revenue	$314	$320	$322	$347	$354	$383	$395
Adjusted cost of sales	64	70	63	67	69	79	80
Adjusted gross profit	250	250	259	280	285	304	315
Adjusted gross margin percentage	79.6%	78.1%	80.4%	80.7%	80.5%	79.4%	79.7%
Adjusted operating expenses:
Adjusted sales and marketing	63	66	67	79	56	75	84
Adjusted research and development	33	35	33	31	36	35	34
Adjusted general and administrative	17	19	20	21	21	24	20
Total adjusted operating expenses	113	120	120	131	113	134	138
Adjusted operating income	137	130	139	149	172	170	177
Adjusted operating margin percentage	43.6%	40.6%	43.2%	42.9%	48.6%	44.4%	44.8%
Other Expense:
Depreciation	6	6	5	8	6	5	4
Adjusted EBITDA	$143	$136	$144	$157	$178	$175	$181

Foundation Technology Worldwide LLC – Consumer Segment

GAAP to Non-GAAP Reconciliations– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted Cost of Sales
GAAP cost of sales expense	$91	$97	$90	$94	$96	$106	$107
Amortization	(26)	(27)	(27)	(27)	(27)	(27)	(27)
Equity-based compensation	(1)	-	-	-	-	-	-
Adjusted cost of sales expense	$64	$70	$63	$67	$69	$79	$80

Adjusted Gross Profit
GAAP gross profit	$223	$223	$232	$253	$258	$277	$288
Amortization	26	27	27	27	27	27	27
Equity-based compensation	1	-	-	-	-	-	-
Adjusted gross profit	$250	$250	$259	$280	$285	$304	$315

Adjusted Sales and Marketing
GAAP sales and marketing expense	$63	$66	$67	$80	$56	$75	$84
Executive severance(6)	-	-	-	(1)	-	-	-
Adjusted sales and marketing expense	$63	$66	$67	$79	$56	$75	$84

Adjusted Research and Development
GAAP research and development expense	$34	$35	$33	$32	$36	$35	$34
Equity-based compensation	(1)	-	-	-	-	-	-
Cash in lieu of equity awards(1)	-	-	-	(1)	-	-	-
Adjusted research and development expense	$33	$35	$33	$31	$36	$35	$34

Foundation Technology Worldwide LLC – Consumer Segment

GAAP to Non-GAAP Reconciliations– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted General and Administrative
GAAP general and administrative expense	$21	$23	$25	$26	$32	$27	$28
Equity-based compensation	-	(1)	(1)	(1)	(7)	(1)	(2)
Cash in lieu of equity awards(1)	-	-	(1)	-	-	-	-
Acquisition and integration costs(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Management fees(4)	-	-	-	-	-	-	(1)
Transformation initiatives(5)	(1)	(1)	(1)	(2)	(2)	-	(3)
Implementation costs for ASC 606	(1)	-	-	-	-	-	-
Adjusted general and administrative expense	$17	$19	$20	$21	$21	$24	$20

Adjusted Amortization of Intangibles
GAAP amortization of intangibles	$38	$36	$36	$35	$36	$36	$36
Amortization of intangibles adjustment	(38)	(36)	(36)	(35)	(36)	(36)	(36)
Adjusted amortization of intangibles	$-	$-	$-	$-	$-	$-	$-

Adjusted Restructuring Charges
GAAP restructuring charges	$2	$1	$-	$1	$1	$-	$-
Restructuring charges adjustment	(2)	(1)	-	(1)	(1)	-	-
Adjusted restructuring charges	$-	$-	$-	$-	$-	$-	$-

Foundation Technology Worldwide LLC – Consumer Segment

GAAP to Non-GAAP Reconciliations– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted Operating Expenses
GAAP total operating expenses	$158	$161	$161	$174	$161	$173	$182
Amortization	(38)	(36)	(36)	(35)	(36)	(36)	(36)
Equity-based compensation	(1)	(1)	(1)	(1)	(7)	(1)	(2)
Cash in lieu of equity awards(1)	-	-	(1)	(1)	-	-	-
Acquisition and integration costs(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Restructuring and transition(3)	(2)	(1)	-	(1)	(1)	-	-
Management fees(4)	-	-	-	-	-	-	(1)
Transformation initiatives(5)	(1)	(1)	(1)	(2)	(2)	-	(3)
Executive severance(6)	-	-	-	(1)	-	-	-
Implementation costs for ASC 606	(1)	-	-	-	-	-	-
Adjusted operating expenses	$113	$120	$120	$131	$113	$134	$138

Adjusted Operating Income
GAAP operating income	$65	$62	$71	$79	$97	$104	$106
Amortization	64	63	63	62	63	63	63
Equity-based compensation	2	1	1	1	7	1	2
Cash in lieu of equity awards(1)	-	-	1	1	-	-	-
Acquisition and integration costs(2)	2	2	2	2	2	2	2
Restructuring and transition(3)	2	1	-	1	1	-	-
Management fees(4)	-	-	-	-	-	-	1
Transformation initiatives(5)	1	1	1	2	2	-	3
Executive severance(6)	-	-	-	1	-	-	-
Implementation costs for ASC 606	1	-	-	-	-	-	-
Adjusted operating income	$137	$130	$139	$149	$172	$170	$177

Foundation Technology Worldwide LLC – Enterprise Segment

Condensed Consolidated Statements of EBITDA– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net revenue	$323	$334	$340	$335	$331	$333	$333
Cost of sales	123	118	113	117	108	100	102
Gross profit	200	216	227	218	223	233	231
Gross margin percentage	61.9%	64.7%	66.8%	65.1%	67.4%	70.0%	69.4%
Operating expenses:
Sales and marketing	130	124	117	123	118	99	102
Research and development	60	64	63	59	58	57	54
General and administrative	38	41	47	51	46	33	34
Amortization of intangibles	20	19	19	19	19	19	19
Restructuring charges	10	2	(1)	7	8	-	-
Total operating expenses	258	250	245	259	249	208	209
Operating income	(58)	(34)	(18)	(41)	(26)	25	22
Operating margin percentage	(18.0%)	(10.2%)	(5.3%)	(12.2%)	(7.9%)	7.5%	6.6%
Other Expense:
Depreciation	10	10	10	12	10	8	9
Other income/(expense)	-	-	-	-	-	-	(1)
EBITDA	$(48)	$(24)	$(8)	$(29)	$(16)	$33	$30

Foundation Technology Worldwide LLC – Enterprise Segment

Adjusted Condensed Consolidated Statements of EBITDA– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net revenue	$323	$334	$340	$335	$331	$333	$333
Adjusted cost of sales	85	83	79	81	74	75	77
Adjusted gross profit	238	251	261	254	257	258	256
Adjusted gross margin percentage	73.7%	75.1%	76.8%	75.8%	77.6%	77.5%	76.9%
Adjusted operating expenses:
Adjusted sales and marketing	124	120	115	118	115	97	100
Adjusted research and development	55	59	57	54	55	54	53
Adjusted general and administrative	27	30	33	34	30	28	27
Total adjusted operating expenses	206	209	205	206	200	179	180
Adjusted operating income	32	42	56	48	57	79	76
Adjusted operating margin percentage	9.9%	12.6%	16.5%	14.3%	17.2%	23.7%	22.8%
Other Expense:
Depreciation	10	10	10	11	10	8	9
Other income/(expense)	-	-	-	-	-	-	(1)
Adjusted EBITDA	$42	$52	$66	$59	$67	$87	$84

Foundation Technology Worldwide LLC – Enterprise Segment

GAAP to Non-GAAP Reconciliations– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted Cost of Sales
GAAP cost of sales expense	$123	$118	$113	$117	$108	$100	$102
Amortization	(37)	(34)	(34)	(36)	(34)	(25)	(25)
Cash in lieu of equity awards(1)	(1)	(1)	-	-	-	-	-
Adjusted cost of sales expense	$85	$83	$79	$81	$74	$75	$77

Adjusted Gross Profit
GAAP gross profit	$200	$216	$227	$218	$223	$233	$231
Amortization	37	34	34	36	34	25	25
Cash in lieu of equity awards(1)	1	1	-	-	-	-	-
Adjusted gross profit	$238	$251	$261	$254	$257	$258	$256

Adjusted Sales and Marketing
GAAP sales and marketing expense	$130	$124	$117	$123	$118	$99	$102
Equity-based compensation	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Cash in lieu of equity awards(1)	(2)	(2)	(1)	(1)	(1)	(1)	(1)
Transformation initiatives(5)	(3)	(1)	-	(1)	-	-	-
Executive severance(6)	-	-	-	(2)	(1)	-	-
Adjusted sales and marketing expense	$124	$120	$115	$118	$115	$97	$100

Adjusted Research and Development
GAAP research and development expense	$60	$64	$63	$59	$58	$57	$54
Equity-based compensation	(3)	(2)	(3)	(3)	(1)	(2)	(1)
Cash in lieu of equity awards(1)	(2)	(3)	(2)	(1)	(2)	(1)	-
Transformation initiatives(5)	-	-	(1)	(1)	-	-	-
Adjusted research and development expense	$55	$59	$57	$54	$55	$54	$53

Foundation Technology Worldwide LLC – Enterprise Segment

GAAP to Non-GAAP Reconciliations– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted General and Administrative
GAAP general and administrative expense	$38	$41	$47	$51	$46	$33	$34
Equity-based compensation	-	(2)	(2)	(1)	(6)	-	(2)
Cash in lieu of equity awards(1)	-	-	-	(1)	-	-	-
Acquisition and integration costs(2)	(4)	(4)	(4)	(3)	-	-	-
Management fees(4)	(2)	(2)	(2)	(2)	(2)	(2)	(1)
Transformation initiatives(5)	(3)	(2)	(6)	(10)	(6)	(2)	(4)
Executive severance(6)	-	-	-	-	(2)	(1)	-
Implementation costs for ASC 606	(2)	(1)	-	-	-	-	-
Adjusted general and administrative expense	$27	$30	$33	$34	$30	$28	$27

Adjusted Amortization of Intangibles
GAAP amortization of intangibles	$20	$19	$19	$19	$19	$19	$19
Amortization of intangibles adjustment	(20)	(19)	(19)	(19)	(19)	(19)	(19)
Adjusted amortization of intangibles	$-	$-	$-	$-	$-	$-	$-

Adjusted Restructuring Charges
GAAP restructuring charges	$10	$2	$(1)	$7	$8	$-	$-
Restructuring charges adjustment	(10)	(2)	1	(7)	(8)	-	-
Adjusted restructuring charges	$-	$-	$-	$-	$-	$-	$-

Foundation Technology Worldwide LLC – Enterprise Segment

GAAP to Non-GAAP Reconciliations– Fiscal Quarters

(in millions)

(unaudited)

	2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted Operating Expenses
GAAP total operating expenses	$258	$250	$245	$259	$249	$208	$209
Amortization	(20)	(19)	(19)	(19)	(19)	(19)	(19)
Equity-based compensation	(4)	(5)	(6)	(5)	(8)	(3)	(4)
Cash in lieu of equity awards(1)	(4)	(5)	(3)	(3)	(3)	(2)	(1)
Acquisition and integration costs(2)	(4)	(4)	(4)	(3)	-	-	-
Restructuring and transition(3)	(10)	(2)	1	(7)	(8)	-	-
Management fees(4)	(2)	(2)	(2)	(2)	(2)	(2)	(1)
Transformation initiatives(5)	(6)	(3)	(7)	(12)	(6)	(2)	(4)
Executive severance(6)	-	-	-	(2)	(3)	(1)	-
Implementation costs for ASC 606	(2)	(1)	-	-	-	-	-
Adjusted operating expenses	$206	$209	$205	$206	$200	$179	$180

Adjusted Operating Income
GAAP operating income	$(58)	$(34)	$(18)	$(41)	$(26)	$25	$22
Amortization	57	53	53	55	53	44	44
Equity-based compensation	4	5	6	5	8	3	4
Cash in lieu of equity awards(1)	5	6	3	3	3	2	1
Acquisition and integration costs(2)	4	4	4	3	-	-	-
Restructuring and transition(3)	10	2	(1)	7	8	-	-
Management fees(4)	2	2	2	2	2	2	1
Transformation initiatives(5)	6	3	7	12	6	2	4
Executive severance(6)	-	-	-	2	3	1	-
Implementation costs for ASC 606	2	1	-	-	-	-	-
Adjusted operating income	$32	$42	$56	$48	$57	$79	$76

Foundation Technology Worldwide LLC

Adjustments for Adjusted EBITDA and Adjusted Net Income and Adjusted Net Income Excluding Impact of Foreign Exchange

Below are additional information to the adjustments for adjusted EBITDA, adjusted net income and adjusted net income excluding impact of foreign exchange:

(1)

As a result of the Sponsor Acquisition, cash awards were provided to certain employees who held Intel equity awards in lieu of equity in Foundation Technology Worldwide LLC. In addition, as a result of the Skyhigh acquisition, cash awards were provided to certain employees who held Skyhigh equity awards in lieu of equity in Foundation Technology Worldwide LLC and vest over multiple periods based on employee service requirements. As these rollover awards reflect one‐time grants to former employees of the Predecessor Business and Skyhigh Networks in connection with these transactions, and the Company does not have a comparable cash-based compensation plan or program in existence, we believe this expense is not reflective of our ongoing results.

(2)

Represents both direct and incremental costs in connection with business acquisitions, including acquisition consideration structured as cash retention, third party professional fees, and other integration costs.

(3)

Represents both direct and incremental costs associated with our separation from Intel, including implementing our own stand alone back office and costs to execute strategic restructuring events, including third‐party professional fees and services, transition services provided by Intel, severance, and facility restructuring costs.

(4)

Represents management fees paid to certain affiliates of our Sponsors and Intel pursuant to the Management Services Agreement. The Management Services Agreement has been terminated subsequent to the IPO and we paid a one‐time fee of $22 million to such parties in October 2020.

(5)

Represents costs incurred in connection with transformation of the business post‐Intel separation. Also includes the cost of workforce restructurings involving both eliminations of positions and relocations to lower cost locations in connection with MAP and other transformational initiatives, strategic initiatives to improve customer retention, activation to pay and cost synergies, inclusive of duplicative run rate costs related to facilities and data center rationalization.

(6)	Represents severance to be paid for executive terminations not associated with a strategic restructuring event.

(7)

Represents the tax impact of all of the above adjustments, as well as excluding the non‐recurring tax benefits and expenses related to changes resulting from tax legislation, the assessment or resolution of tax audits or other significant events.